Exhibit 10.2

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made as of May 31, 2022, by and between KKR & Co. Inc., a Delaware corporation (“Assignor”), and KKR Aubergine Inc., a Delaware corporation (“Assignee”).

RECITALS

Pursuant to the Agreement and Plan of Merger, dated as the date hereof (the “Merger Agreement”), by and among Assignor, Assignee and KKR Aubergine Merger Sub II LLC (“Merger Sub”), a Delaware limited liability company and a direct wholly-owned subsidiary of Assignee, Assignor, Assignee and Merger Sub created a new holding company structure pursuant to Sections 251(g) and 264 of the General Corporation Law of the State of Delaware and Section 18-209 of the Delaware Limited Liability Company Act by merging Merger Sub with and into Assignor (the “Merger”), with Assignor continuing as the surviving entity of such Merger as a subsidiary of Assignee. In connection with the Merger, Assignor desires to assign to Assignee, and Assignee desires to assume from Assignor, in each case, other than the Excluded Agreements (as defined below): (i) any employee, director and executive compensation plans pursuant to which Assignor is obligated to, or may, issue equity securities to its directors, officers, or employees (all such plans, including but not limited to any such “Equity Incentive Plans” listed on Exhibit A hereto, collectively, the “Equity Incentive Plans”); (ii) each equity-based award agreement and/or similar agreement entered into pursuant to the Equity Incentive Plans, and each outstanding award granted thereunder (collectively, the “Award Agreements”); and (iii) any other agreements to which Assignor is a party (other than the Excluded Agreements), including but not limited to the agreements listed on Exhibit A hereto under the heading “Other Agreements”) (such agreements described by this clause (iii),the “Other Agreements” and, together with the Equity Incentive Plans and the Award Agreements, collectively, the “Assumed Agreements”).

AGREEMENT

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the receipt and sufficiency of which is acknowledged by the parties hereto, the parties intending to be legally bound, agree as follows:

Section 1.            Defined Terms. Capitalized terms used in this Agreement and not otherwise defined shall have the respective meanings assigned to them in the Merger Agreement.

Section 2.          Assignment. Effective as of the Effective Time, Assignor hereby assigns, transfers and conveys to Assignee all of its rights and obligations under the Assumed Agreements, including but not limited to the Assumed Agreements listed on Exhibit A hereto. Notwithstanding anything to the contrary in the immediately foregoing sentence, pursuant to this Agreement, the Assignor is not assigning, transferring or conveying, and Assignee is not assuming, the agreements listed on Exhibit B hereto or any additional agreements that a member of management of Assignee deems necessary, desirable or advisable not to assign (collectively, the “Excluded Agreements”). The parties hereto agree and acknowledge and expressly authorize the management of Assignee to revise, replace or amend Exhibit B hereto from time to time, as any such person, acting individually, may deem necessary, desirable or advisable to reflect the addition, deletion or modification of Excluded Agreements.

Section 3.           Assumption. Effective as of the Effective Time, Assignee hereby assumes all of the rights and obligations of Assignor under the Assumed Agreements, and agrees to abide by and perform all terms, covenants and conditions of Assignor under such Assumed Agreements. At the Effective Time, the Assumed Agreements shall each be automatically amended as necessary to provide that references to Assignor in such agreements shall be read to refer to Assignee, references to KKR Holdings L.P. in such agreements shall be read to refer to KKR Group Holdings L.P. and references to the common stock, $0.01 par value per share, of Assignor in such agreements shall be read to refer to common stock, $0.01 par value per share, of Assignee.

Section 4.           Additional Actions. The parties hereto will take or cause to be taken all actions necessary or desirable to implement, confirm and effectuate the assumption by Assignee hereof of the Assumed Agreements. In furtherance and without limitation of the foregoing, if, at any time after the Effective Time, Assignee shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm, of record or otherwise, in Assignee, its right, title or interest in, to or under any of the rights, properties or assets of Assignor acquired or to be acquired by Assignee as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of Assignee shall be authorized to execute and deliver, in the name and on behalf of Assignor all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of Assignor or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in Assignee or otherwise to carry out this Agreement. Subject to the terms of this Agreement, the parties hereto shall take all reasonable and lawful action as may be necessary or appropriate to cause the intent of this Agreement to be carried out, including, without limitation, entering into amendments to the Assumed Agreements and notifying other parties thereto of such assignment and assumption.

Section 5.             Successors and Assigns. This Agreement shall be binding upon Assignor and Assignee, and their respective successors and assigns. The terms and conditions of this Agreement shall survive the consummation of the transfers provided for herein.

Section 6.             Governing Law. This Agreement shall be governed by and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

Section 7.          Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 8.            Entire Agreement. This Agreement, including Exhibit A and Exhibit B attached hereto, together with the Merger Agreement and the Reorganization Agreement, constitute the entire agreement and supersede all other agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

Section 9.           Interpretation. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit, affect the meaning or interpretation or otherwise affect any of the provisions hereof. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Where a reference in this Agreement is made to any agreement (including this Agreement), contract, statute or regulation, such references are to, except as context may otherwise require, the agreement, contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of an agreement or contract, to the extent permitted by the terms thereof); and to any section of any statute or regulation including any successor thereto.

Section 10.           Amendments. This Agreement may not be modified or amended except by a writing executed by the parties hereto.

Section 11.          Severability. The provisions of this Agreement are severable, and in the event any provision hereof is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

Section 12.          Third Party Beneficiaries. The parties to the various equity-based award agreements and/or similar agreements entered into pursuant to the Equity Incentive Plans, and each outstanding award granted thereunder, and the parties to the Other Agreements, are intended to be third party beneficiaries to this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Assumption Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ASSIGNOR:

KKR & CO. INC.

By:	/s/ David J. Sorkin
Name: David J. Sorkin
Title: General Counsel and Secretary

ASSIGNEE:

KKR AUBERGINE INC.

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Secretary

[Signature Page to Assignment and Assumption Agreement]

Exhibit A

Assumed Agreements

Equity Incentive Plans (and all applicable award agreements granted or issued thereunder):

1.	Amended and Restated KKR & Co. Inc. 2010 Equity Incentive Plan; provided that references to “Class A Common Stock” shall be deemed to be references to “Common Stock” and references to “Class B Stockholder” shall be deemed to be references to “Series I Preferred Stockholder”

2.	Amended and Restated KKR & Co. Inc. 2019 Equity Incentive Plan;

Other Agreements:

1.	Registration Rights Agreement dated July 14, 2010, by and among KKR & Co. L.P., KKR Holdings L.P. and the persons from time to time party thereto

2.	Indemnification Agreement, dated as of May 3, 2018, between KKR & Co. L.P. and KKR Management LLP, formerly KKR Management LLC

3.	Indemnification Agreements with the following directors or former directors of KKR & Co Inc.:

a.	Henry R. Kravis

b.	George R. Roberts

c.	Joseph Y. Bae

d.	Scott C. Nuttall

e.	Adriane M. Brown

f.	Matthew R. Cohler

g.	Mary N. Dillon

h.	Joseph A. Grundfest

i.	Arturo Gutierrez Hernandez

j.	John B. Hess

k.	Dane E. Holmes

l.	Xavier B. Niel

m.	Patricia F. Russo

n.	Thomas M. Schoewe

o.	Robert W. Scully

p.	Evan T. Spiegel

Exhibit B

Excluded Agreements

1.	Third Amended and Restated Exchange Agreement, dated as of January 1, 2020, among KKR Group Partnership L.P., KKR Holdings L.P., KKR & Co. Inc. and KKR Group Holdings Corp.

2.	Tax Receivable Agreement, dated as of July 14, 2010, among KKR Holdings L.P., KKR & Co. Inc., KKR Group Holdings Corp. and other parties thereto.

3.	Amendment to Tax Receivable Agreement, dated as of May 3, 2018, among KKR Holdings L.P., KKR & Co. Inc., KKR Group Holdings Corp. and other parties thereto.

4.	Amendment No. 2 to Tax Receivable Agreement, dated as of May 30, 2022, among KKR Holdings L.P., KKR & Co. Inc., KKR Group Holdings Corp. and other parties thereto.

5.	Indenture dated as of February 1, 2013 among KKR Group Finance Co. II LLC, KKR & Co. L.P., KKR Management Holdings L.P., KKR Fund Holdings L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

6.	First Supplemental Indenture dated as of February 1, 2013 among KKR Group Finance Co. II LLC, KKR & Co. L.P., KKR Management Holdings L.P., KKR Fund Holdings L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

7.	Second Supplemental Indenture dated as of August 5, 2014 among KKR Group Finance Co. II LLC, KKR & Co. L.P., KKR Management Holdings L.P., KKR Fund Holdings L.P., KKR International Holdings L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

8.	Indenture dated as of May 29, 2014 among KKR Group Finance Co. III LLC, KKR & Co. L.P., KKR Management Holdings L.P., KKR Fund Holdings L.P. and The Bank of New York Mellon Trust Company, N. A., as trustee.

9.	First Supplemental Indenture dated as of May 29, 2014 among KKR Group Finance Co. III LLC, KKR & Co. L.P., KKR Management Holdings L.P., KKR Fund Holdings L.P. and The Bank of New York Mellon Trust Company, N. A., as trustee.

10.	Second Supplemental Indenture dated as of August 5, 2014 among KKR Group Finance Co. III LLC, KKR & Co. L.P., KKR Management Holdings L.P., KKR Fund Holdings L.P., KKR International Holdings L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

11.	Indenture dated as of March 23, 2018 among KKR Group Finance Co. IV LLC, KKR & Co. L.P., KKR Management Holdings L.P., KKR Fund Holdings L.P., KKR International Holdings L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

12.	First Supplemental Indenture dated as of March 23, 2018 among KKR Group Finance Co. IV LLC, KKR & Co. L.P., KKR Management Holdings L.P., KKR Fund Holdings L.P., KKR International Holdings L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

13.	Indenture dated as of May 22, 2019 among KKR Group Finance Co. V LLC, KKR & Co. Inc., KKR Management Holdings L.P., KKR Fund Holdings L.P., KKR International Holdings L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

14.	First Supplemental Indenture dated as of May 22, 2019 among KKR Group Finance Co. V LLC, KKR & Co. Inc., KKR Management Holdings L.P., KKR Fund Holdings L.P., KKR International Holdings L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

15.	Indenture dated as of July 1, 2019 among KKR Group Finance Co. VI LLC, KKR & Co. Inc., KKR Management Holdings L.P., KKR Fund Holdings L.P., KKR International Holdings L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

16.	First Supplemental Indenture dated as of July 1, 2019 among KKR Group Finance Co. VI LLC, KKR & Co Inc., KKR Management Holdings L.P., KKR Fund Holdings L.P., KKR International Holdings L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

17.	Second Supplemental Indenture dated as of April 21, 2020 among KKR Group Finance Co. VI LLC, KKR & Co. Inc., KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

18.	Indenture dated as of February 25, 2020 among KKR Group Finance Co. VII LLC, KKR & Co. Inc., KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

19.	First Supplemental Indenture, dated as of February 25, 2020 among KKR Group Finance Co. VII LLC, KKR & Co. Inc., KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

20.	Indenture dated as of August 25, 2020 among KKR Group Finance Co. VIII LLC, KKR & Co. Inc., KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

21.	First Supplemental Indenture dated as of August 25, 2020 among KKR Group Finance Co. VIII LLC, KKR & Co. Inc., KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

22.	Indenture dated as of March 31, 2021 among KKR Group Finance Co. IX LLC, KKR & Co. Inc., KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

23.	First Supplemental Indenture dated as of March 31, 2021 among KKR Group Finance Co. IX LLC, KKR & Co. Inc., KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

24.	Indenture dated as of December 8, 2021 among KKR Group Finance Co. X LLC, KKR & Co. Inc., KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

25.	First Supplemental Indenture dated as of December 8, 2021 among KKR Group Finance Co. X LLC, KKR & Co. Inc., KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

26.	Indenture dated as of April 26, 2022 among KKR Group Finance Co. XI LLC, KKR & Co. Inc., KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

27.	First Supplemental Indenture dated as of April 26, 2022 among KKR Group Finance Co. XI LLC, KKR & Co. Inc., KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

28.	Indenture dated as of May 17, 2022 among KKR Group Finance Co. XII LLC, KKR & Co. Inc., KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

29.	First Supplemental Indenture dated as of May 17, 2022 among KKR Group Finance Co. XII LLC, KKR & Co. Inc., KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.